The New Ireland Fund, Inc.

FORM N-SAR

 File No. 811-5984

 Year Ended October 31, 2002

EX - 99.77Q3:  Other Information and
Certifications

(a)(i) The Registrant's
President/Principal Executive
Officer and
Treasurer/Principal Financial
Officer evaluated the Registrant's
disclosure
controls and procedures (as defined
in Rule 30a-2(c) under the
Investment
Company Act of 1940) as of a date
within 90 days prior to the date of
this
report (the "Evaluation Date").
Based on that evaluation, the
Registrant's
President/Principal Executive
Officer and Treasurer/Principal
Financial Officer
concluded that the Registrant's
disclosure controls and procedures
were
effective as of the Evaluation Date
to ensure that information required
to be
disclosed by the Registrant in the
reports it files or submits under
the
Securities Exchange Act of 1934 is
recorded, processed, summarized and
reported
within the time periods specified in
the rules and forms of the
Securities an
Exchange Commission.

(a)(ii) There were no significant
changes in the Registrant's internal
controls
or in other factors that could
significantly affect these controls
subsequent to
the
Evaluation
Date.



Form N-SAR Certification

I,Lelia Long , certify that:
  [identify the certifying
individual]

1. I have reviewed this report on
Form N-SAR of The New Ireland Fund,
Inc.;

[identify registrant]

2. Based on my knowledge, this
report does not contain any untrue
statement of a material fact or omit
to state a material fact necessary
to make the statements made, in
light of the circumstances under
which
such statements were made, not
misleading with respect to the
period
covered by this report;

3. Based on my knowledge, the
financial information included in
this
report, and the financial statements
on which the financial information
is based, fairly present in all
material respects the financial
condition, results of operations,
changes in net assets, and cash
flows
(if the financial statements are
required to include a statement of
cash flows) of the registrant as of,
and for, the periods presented in
this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining
disclosure controls and procedures
(as
defined in rule 30a-2(c) under the
Investment Company Act) for the
registrant and have:

a) designed such disclosure controls
and procedures to ensure that
material information relating to the
registrant, including its
consolidated subsidiaries, is made
known to us by others within those
entities, particularly during the
period in which this report is being
prepared;

b) evaluated the effectiveness of
the registrant's disclosure controls
and procedures as of a date within
90 days prior to the filing date of
this report (the "Evaluation Date");
and

c) presented in this report our
conclusions about the effectiveness
of
the disclosure controls and
procedures based on our evaluation
as of
the Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed,
based on our most recent evaluation,
to the registrant's auditors and
the audit committee of the
registrant's board of directors (or
persons
performing the equivalent
functions):

a) all significant deficiencies in
the design or operation of internal
controls which could adversely
affect the registrant's ability to
record, process, summarize and
report financial data and have
identified for the registrant's
auditors any material weaknesses in
internal controls; and

b) any fraud, whether or not
material, that involves management
or
other employees who have a
significant role in the registrant's
internal controls; and

6. The registrant's other certifying
officers and I have indicated in
this report whether or not there
were significant changes in internal
controls or in other factors that
could significantly affect internal
controls subsequent to the date of
our most recent evaluation,
including
any corrective actions with regard
to significant deficiencies and
material weaknesses.

Date: __ December 23, 2002
___________

[Signature] _/s/ Lelia
Long__________________________
[Title]
_____Treasurer_________________



                     Form N-SAR
Certification

I, Denis Curran , certify that:
  [identify the certifying
individual]

1. I have reviewed this report on
Form N-SAR of The New Ireland Fund,
Inc.;

[identify registrant]

2. Based on my knowledge, this
report does not contain any untrue
statement of a material fact or omit
to state a material fact necessary
to make the statements made, in
light of the circumstances under
which
such statements were made, not
misleading with respect to the
period
covered by this report;

3. Based on my knowledge, the
financial information included in
this
report, and the financial statements
on which the financial information
is based, fairly present in all
material respects the financial
condition, results of operations,
changes in net assets, and cash
flows
(if the financial statements are
required to include a statement of
cash flows) of the registrant as of,
and for, the periods presented in
this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining
disclosure controls and procedures
(as
defined in rule 30a-2(c) under the
Investment Company Act) for the
registrant and have:

a) designed such disclosure controls
and procedures to ensure that
material information relating to the
registrant, including its
consolidated subsidiaries, is made
known to us by others within those
entities, particularly during the
period in which this report is being
prepared;

b) evaluated the effectiveness of
the registrant's disclosure controls
and procedures as of a date within
90 days prior to the filing date of
this report (the "Evaluation Date");
and

c) presented in this report our
conclusions about the effectiveness
of
the disclosure controls and
procedures based on our evaluation
as of
the Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed,
based on our most recent evaluation,
to the registrant's auditors and
the audit committee of the
registrant's board of directors (or
persons
performing the equivalent
functions):

a) all significant deficiencies in
the design or operation of internal
controls which could adversely
affect the registrant's ability to
record, process, summarize and
report financial data and have
identified for the registrant's
auditors any material weaknesses in
internal controls; and

b) any fraud, whether or not
material, that involves management
or
other employees who have a
significant role in the registrant's
internal controls; and

6. The registrant's other certifying
officers and I have indicated in
this report whether or not there
were significant changes in internal
controls or in other factors that
could significantly affect internal
controls subsequent to the date of
our most recent evaluation,
including
any corrective actions with regard
to significant deficiencies and
material weaknesses.

Date: ___December 20,
2002___________

[Signature] /s/ Denis
Curran___________________________
[Title]
_____President_________________